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

Name of Underlying Instrument                                  Option Symbol                      Underlying Symbol
-----------------------------                                  -------------                      -----------------
Claymore Global Agriculture ETF                                COW                                COW
Claymore Gold Bullion ETF                                      CGL                                CGL
Claymore Natural Gas Commodity ETF                             GAS                                GAS
Horizons BetaPro NYMEX Crude Oil Bear Plus Fund                HOD                                HOD
Horizons BetaPro NYMEX Crude Oil Bull Plus Fund                HOU                                HOU
Horizons BetaPro NYMEX Natural Gas Bear Plus Fund              HND                                HND
Horizons BetaPro NYMEX Natural Gas Bull Plus Fund              HNU                                HNU
Horizons BetaPro S&P/TSX 60 Bear Plus Fund                     HXD                                HXD
Horizons BetaPro S&P/TSX 60 Bull Plus Fund                     HXU                                HXU
Horizons BetaPro S&P/TSX Capped Energy Bear Plus ETF           HED                                HED
Horizons BetaPro S&P/TSX Capped Energy Bull Plus Fund          HEU                                HEU
Horizons BetaPro S&P/TSX Capped Financials Bear Plus Fund      HFD                                HFD
Horizons BetaPro S&P/TSX Capped Financials Bull Plus Fund      HFU                                HFU
Horizons BetaPro S&P/TSX Global Gold Bear Plus Fund            HGD                                HGD
Horizons BetaPro S&P/TSX Global Gold Bull Plus Fund            HGU                                HGU
iShares CDN Corporate Bond Index Fund                          XCB                                XCB
iShares CDN DEX Short Term Bond Index Fund                     XSB                                XSB
iShares CDN MSCI EAFE 100% Hedged to CAD Dollars Index Fund    XIN                                XIN
iShares CDN S&P 500 Hedged to CAD Dollars Index Fund           XSP                                XSP
iShares CDN S&P/TSX Capped Composite Index Fund                XIC                                XIC
iShares CDN S&P/TSX Capped Energy Index Fund                   LGE - VGE - XEE - XEG              XEG
iShares CDN S&P/TSX Capped Financials Index Fund               XFN                                XFN
iShares CDN S&P/TSX Capped Information Technology Index Fund   XIT                                XIT
iShares CDN S&P/TSX Capped Materials Index Fund                XMA                                XMA
iShares CDN S&P/TSX Capped REIT Index Fund                     XRE                                XRE
iShares CDN S&P/TSX Global Gold Index Fund                     LXG - VXG - XDG - XGD              XGD
iShares CDN S&P/TSX60 Index Fund                               LIU - VIU - XIU - XIX              XIU
iShares DJ Canada Select Dividend Index Fund                   XDV                                XDV
S&P/TSX 60 Index Options                                       SXO                                TX60


Equity options
Name of Underlying Instrument                                  Option Symbol                      Underlying Symbol
-----------------------------                                  -------------                      -----------------

Advantage Oil & Gas Ltd.                                       AAV                                AAV
Aecon Group Inc.                                               ARE                                ARE
AGF Management Ltd.                                            AGF                                AGF.B
Agnico-Eagle Mines Limited                                     AEM                                AEM
Agrium Inc.                                                    AGU - LGU - VGU                    AGU
Alamos Gold Inc.                                               AGI                                AGI
Alimentation Couche Tard Inc.                                  ATD                                ATD.B
Allied Nevada Gold Corp.                                       ANV                                ANV
ARC Energy Trust                                               AET                                AETu
Astral Media Inc.                                              ACM                                ACM.A
Athabasca Potash Inc.
Please refer to circular no. 028-10.                           API1                               API1
Atlantic Power Corporation                                     ATP                                ATP
ATS Automation Tooling Systems Inc.                            ATA                                ATA
Aurizon Mines Ltd.                                             ARZ                                ARZ
Ballard Power Systems Inc.                                     BLD                                BLD
Bank of Montreal                                               BMO - LBM - VBM                    BMO
Bank of Nova Scotia (The)                                      BNS - LBQ - VBQ                    BNS
Bankers Petroleum Ltd.                                         BNK                                BNK
Barrick Gold Corporation                                       ABX - LBA - VBA                    ABX
BCE Inc.                                                       BCE - LBC - VBC                    BCE
Biovail Corporation                                            BVF                                BVF
Birchcliff Energy Limited                                      BIR                                BIR
Bombardier Inc.                                                BBD - LBB - VBB                    BBD.B
Brookfield Asset Man. Inc. Cl. A                               BAM                                BAM.A
Brookfield Properties Corp.                                    BPO                                BPO
CAE Inc.                                                       CAE                                CAE
Calloway Real Estate Investment Trust                          CWT                                CWTu
Cameco Corporation                                             CCO - LOC - VOC                    CCO
Canadian Imperial Bank of Commerce                             CM - LCM - VMC                     CM
Canadian National Railway Company                              CNR                                CNR
Canadian Natural Resources Limited                             CNQ - CQN - LNQ - LNX - VNQ - VNZ  CNQ
Canadian Oil Sands Trust                                       COS                                COSu
Canadian Pacific Railway Limited                               CP                                 CP
Canadian Tire Corp. Ltd                                        CTC                                CTC.A
Canadian Utilities                                             CU                                 CU
Canadian Western Bank                                          CWB                                CWB
Canfor Corporation                                             CFP                                CFP
Capital Power Corporation                                      CPX                                CPX
Cascades Inc.                                                  CAS                                CAS
Celestica Inc.                                                 CLS - LLS - VLS                    CLS
Celtic Exploration Ltd.                                        CLT                                CLT
Cenovus Energy Inc.                                            CVE                                CVE
Centerra Gold Inc.                                             CG                                 CG
CGI Inc. (Group)                                               GIB                                GIB.A
Chartwell Seniors Housing Real Estate Investment Trust         CSH                                CSHu
CI Financial Inc.                                              CIX                                CIX
Coeur d'Alene Mines Corporation                                CDM                                CDM
Cogeco Cable Inc.                                              CCA                                CCA
Colossus Minerals Inc.                                         CSI                                CSI
Consolidated Thompson Iron Mines Ltd.                          CLM                                CLM
Corriente Resources Inc.                                       CTQ                                CTQ
CORUS Entertainment Inc.                                       CJR                                CJR.B
Cott Corp.                                                     BCB                                BCB
Crescent Point Energy Corp.                                    CPG                                CPG
Crew Energy Incorporated                                       CR                                 CR
Detour Gold Corp.                                              DGC                                DGC
Domtar Corporation                                             UFS                                UFS
DragonWave Inc.                                                DWI                                DWI
Eldorado Gold Corp.                                            ELD                                ELD
Emera Inc.                                                     EMA                                EMA
Enbridge Inc.                                                  ENB                                ENB
EnCana Corporation                                             ECA                                ECA
EnCana Corporation
Please refer to circular no. 183-09.                           ECQ                                ECQ
Enerplus Resources Fund                                        ERF                                ERFu
Ensign Energy Services Inc.                                    ESI                                ESI
Equinox Minerals Ltd.                                          EQN                                EQN
European Goldfields Ltd.                                       EGU                                EGU
Fairborne Energy Ltd.                                          FEL                                FEL
Finning International Inc.                                     FTT                                FTT
First Quantum Minerals                                         FM - FMZ                           FM
FNX Mining Company Inc.                                        FNX                                FNX
Fortis Inc.                                                    FTS                                FTS
Franco Nevada                                                  FNV                                FNV
Fronteer Development Group Inc.                                FRG                                FRG
Galleon Energy Inc.                                            GO                                 GO
Gammon Gold Inc.                                               GAM                                GAM
Garda World Security Corporation                               GW                                 GW
George Weston Limited                                          WN                                 WN
Gerdau AmeriSteel Corporation                                  GNA                                GNA
Gildan Activewear Inc.                                         GIL                                GIL
Goldcorp Inc.                                                  G - LGA - VGA                      G
Gran Tierra Energy Inc.                                        GTE                                GTE
Great-West Lifeco Inc.                                         GWO                                GWO
Groupe Aeroplan Inc.                                           AER                                AER
H&R Real Estate Investment Trust                               HR                                 HR u
Harry Winston Diamond Corp.                                    HW                                 HW
Highpine Oil & Gas Ltd.
Please refer to circular no. 165-09.                           HPQ                                HPQ
HudBay Minerals Inc.                                           HBM                                HBM
Husky Energy Inc.                                              HSE - LHS - VHS                    HSE
IAMGOLD Corporation                                            IMG                                IMG
IESI-BFC Ltd.                                                  BIN                                BIN
IGM Financial Inc.                                             IGM                                IGM
Imperial Oil Limited                                           IMO                                IMO
Industrial Alliance Insurance and Financial Services Inc.      IAG                                IAG
Inmet Mining Corporation                                       IMN                                IMN
Intact Financial Corporation                                   IFC                                IFC
International Tower Hill Mines Ltd.                            ITH                                ITH
Ivanhoe Mines Ltd.                                             IVN                                IVN
Jaguar Mining Inc.                                             JAG                                JAG
Keegan Resources Inc.                                          KGN                                KGN
Kingsway Financial Services Inc.                               KFS                                KFS
Kinross Gold Corporation                                       K - LKK - VKK                      K
Loblaw Companies Ltd.                                          L                                  L
Lululemon Athletica Inc.                                       LLL                                LLL
Lundin Mining Corp.                                            LUN                                LUN
Magna International Inc                                        MG                                 MG.A
Manitoba Telecom Services Inc.                                 MBT                                MBT
Manulife Financial Corporation                                 LCF - MFC - VCF                    MFC
MDS Inc.                                                       MDS                                MDS
Methanex Corporation                                           MX                                 MX
METRO INC.                                                     MRU                                MRU.A
Migao Corporation                                              MGO                                MGO
Minefinders Corporation Ltd.                                   MFL                                MFL
Mullen Group Ltd.                                              MTL                                MTL
National Bank of Canada                                        LNA - NA - VNA                     NA
New Gold Inc.                                                  NGD                                NGD
Nexen Inc.                                                     NXY                                NXY
Niko Resources Ltd.                                            NKO                                NKO
NovaGold Resources Inc.                                        NG                                 NG
NuVista Energy Limited                                         NVA                                NVA
Onex Corp.                                                     OCX                                OCX
Open Text Corp                                                 OTC                                OTC
OPTI Canada Inc.                                               OPC                                OPC
Osisko Mining Corp.                                            OSK                                OSK
Pacific Rubiales Energy                                        PRE                                PRE
Paladin Energy Ltd.                                            PDN                                PDN
Pan American Silver Corporation                                PAA                                PAA
Paramount Resources Ltd.                                       POU                                POU
Pengrowth Energy Trust                                         PGF                                PGFu
Penn West Energy Trust                                         PWT                                PWTu
Petro-Canada
Please refer to circular no. 122-09.                           VPX                                PCX
PetroBakken Energy Ltd.                                        PBN                                PBN
Petrobank Energy & Resources Ltd.                              PBG                                PBG
Petrominerales Ltd.                                            PMG                                PMG
Potash Corporation of Saskatchewan                             POT - POX                          POT
Power Corporation of Canada                                    POW                                POW
Power Financial Corporation                                    PWF                                PWF
Precision Drilling Trust                                       PD                                 PD u
ProEx Energy Ltd.                                              PRQ                                PRQ
QLT Inc.                                                       QLT                                QLT
Quadra Mining Ltd.                                             QUA                                QUA
Red Back Mining Inc.                                           RBI                                RBI
Research in Motion Limited                                     RIM                                RIM
RioCan Real Estate Investment Trust                            REI                                REIu
Rogers Communications Inc.                                     LCR - RCI - VRC                    RCI.B
Rona Inc.                                                      RON                                RON
Royal Bank of Canada                                           LRY - RY - VRY                     RY
Rubicon Minerals Corp.                                         RMX                                RMX
Russel Metals Inc.                                             RUS                                RUS
Saputo                                                         SAP                                SAP
Shaw Communications Inc.                                       SJR                                SJR.B
Sherritt International Corporation                             S                                  S
Shoppers Drug Mart                                             SC                                 SC
Sierra Wireless Inc.                                           SW                                 SW
Silver Standard Resources Inc.                                 SSO                                SSO
Silver Wheaton Corp.                                           SLW                                SLW
Silvercorp Metals Inc.                                         SVM                                SVM
Sino-Forest Corporation                                        TRE                                TRE
SNC-Lavalin Group Inc.                                         SNC                                SNC
Sun Life Financial                                             LLF - SLF - VLF                    SLF
Suncor Energy Inc.                                             LSU - LSX - SU - VSU - VSX         SU
Superior Plus Corp.                                            SPB                                SPB
SXC Health Solutions Corp.                                     SXC                                SXC
Talisman Energy Inc.                                           LLM - TLM - VLM                    TLM
Teck Resources Limited. Cl. B                                  LCK - TCK - VCK - VEK              TCK.B
TELUS Corporation                                              LTU - T - VTU                      T
The Jean Coutu Group (PJC) Inc.                                PJC                                PJC.A
Theratechnologies Inc.                                         TH                                 TH
Thompson Creek Metals Company Inc.                             TCM                                TCM
Thomson Reuters Corporation                                    TRI                                TRI
Tim Hortons                                                    THI                                THI
TMX Group Inc.                                                 X                                  X
Toronto-Dominion Bank (The)                                    LTD - TD - VTD                     TD
TransAlta Corporation                                          TA                                 TA
TransCanada Corporation                                        LTP - TRP - VTP                    TRP
TransForce Inc.                                                TFI                                TFI
Trican Well Services Inc.                                      TCW                                TCW
Trinidad Drilling Ltd.                                         TDG                                TDG
Uranium One Inc.                                               UUU - VUU                          UUU
Uranium Participation Corp.                                    U                                  U
Ventana Gold Corp.                                             VEN                                VEN
Vero Energy Inc.                                               VRO                                VRO
Viterra Inc.                                                   VT                                 VT
WestJet Airlines Ltd.                                          WJA                                WJA
Yamana Gold Inc.                                               YRI                                YRI
Yellow Pages Income Fund                                       YLO                                YLOu
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